UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00134

ALLIANCEBERNSTEIN BALANCED SHARES, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J .Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2010

Date of reporting period: May 31, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Balanced Shares

May 31, 2010

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

July 22, 2010

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Balanced Shares (the “Fund”) for the semi-annual reporting period ended May 31, 2010.

Investment Objective and Policies

The Fund’s investment objective is total return consistent with reasonable risks through a combination of income and long-term growth of capital. The Fund invests in a diversified portfolio of equity and fixed-income securities, including US Government and corporate fixed-income securities. The percentage of the Fund’s assets invested in each type of security will vary. Normally, the Fund’s investments will consist of about 60% in stocks, but stocks may comprise up to 75% of its investments. Normally, the Fund’s investments will consist of about 40% in fixed-income securities, but these securities may comprise up to 60% of its investments. The Fund will not purchase a security if, as a result, less than 25% of its total assets will be in fixed-income securities. The Fund may invest up to 20% of its assets in high-yield securities (securities rated below BBB- by Standard & Poor’s Rating Services (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), or Fitch Ratings (“Fitch”)). As an operating policy, the Fund will invest no more than 5% of its assets in securities rated CCC- or below.

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments, preferred stock, and may use other investment techniques. The Fund invests in short- and long-term debt securities in such proportions and of such type as AllianceBernstein L.P (the “Adviser”) deems best adapted to the current economic and market outlooks. The Fund also may invest in equity and fixed-income securities of non-US issuers located in emerging or developed countries. The Fund may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

Investment Results

The table on page 6 shows the Fund compared with its composite benchmark (the “Composite”), a 60%/40% blend of the Russell 1000 Value Index and the Barclays Capital US Aggregate Bond Index, respectively, for the six- and 12-month periods ended May 31, 2010. Also included in the table are returns for the Fund’s peer group, as represented by the Lipper Mixed-Asset Target Allocation Growth Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees. The Fund is managed by the Balanced Shares Investment Team, comprised of the Relative Value Investment Team and the US Investment Grade Core Fixed-Income Team.

The Fund’s Class A shares without sales charges underperformed the benchmark for both the six- and 12-month periods ended May 31,

ALLIANCEBERNSTEIN BALANCED SHARES •	1

2010. Class A shares outperformed the Lipper Average for the six-month period, but underperformed for the 12-month period. In the equity portion of the Fund, stock selection detracted from returns primarily in the financial and energy sectors during the semi-annual period, where the Fund’s Relative Value Investment Team avoided firms valued well above its perception of value. Contributing to returns was stock selection in the telecommunications sector, as well as an underweight versus the benchmark in the energy and utilities sectors, and an overweight in the industrials sector.

For the 12-month period, performance was hurt by stock selection in the financials, consumer discretionary, industrials and energy sectors. The Fund again benefited from holdings in the telecommunications sector, as well as underweight positions in the energy and utilities sectors and an overweight in the information technology sector. Relative performance was particularly impacted by the recent, unprecedented performance of riskier stocks, which left the Fund’s conservative, high-quality strategy in a weakened light. The Fund’s emphasis on firms with attractive free cash flow yields and disciplined capital management led the Fund to outperform the benchmark when risk aversion was rising, but underperform in periods when risk aversion declined.

The fixed-income portion of the Fund outperformed its benchmark for the reporting period as well as for the 12-month period. Security selection was the primary positive driver of relative performance for the semi-annual period, followed by sector allocation. The Fund’s security selection and overweight positioning to commercial mortgage backed securities (CMBS) and investment-grade corporates significantly contributed to the outperformance. Security selection within the Fund’s asset-backed securities (ABS) and high-yield corporates were also positive. For the annual period, sector allocation was the primary positive contributor with overweight positions in CMBS and investment-grade corporates as well as higher beta (market sensitive) corporate holdings (both investment-grade and high-yield) also contributing positively.

Market Review and Investment Strategy

The global economic recovery broadened in the second half of 2009 and continued into early 2010 as the US and euro-area economies returned to positive growth. The global economic recovery was driven by strong gains in emerging-market economies. Growth in Asia ex-Japan, Eastern Europe and the Middle East outpaced expectations, thanks to strong domestic demand. Import growth in emerging-market economies boomed, acting as an important catalyst in the recovery of industrialized economies. Concerns over sovereign debt in peripheral Europe, however, rose toward the end of the reporting period, dampening market sentiment.

Equity markets posted solid returns during the six-month period ended May 31, 2010. Markets fell in the beginning of 2010 on mixed economic news as well as growing

2	• ALLIANCEBERNSTEIN BALANCED SHARES

concerns about Greece’s sovereign debt crisis and policies in various countries that investors feared could slow the economic recovery. Then a sharp rebound began in early February, amid signs of accelerating global economic growth and improving corporate earnings, large mergers and acquisitions, plus signals that European governments would support Greece.

Many fixed-income sectors staged historic recoveries during the semi-annual reporting period following the extreme risk aversion that seized the markets following the bankruptcy of Lehman Brothers in 2008. The credit rally continued throughout most of the semi-annual period. According to Barclays Capital, CMBS returned 10.38%, with ABS returning 3.22%, investment-grade corporates advancing 2.78% and high-yield corporates rallying 6.61%. Corporate earnings reached bottom after a two-year plunge, and positive earnings surprises increased as markets recovered. Sectors underweighted within the fixed-income portion of the Fund generally lagged the fixed-income benchmark during the semi-annual period, with Treasuries returning 1.21%, agencies advancing 1.27% and mortgage-backed securities rising 1.84% (all returns according to Barclays Capital).

The Fund’s relative-value investment process balances valuation with quality (fundamental business success) and momentum. This approach tends to work well over time, but not in all environments, which was the case for the 12-month period ended May 31, 2010 when equities rocketed back from crisis-driven lows on expectations of a recovery, and the most beaten-down stocks did best. The Relative Value Investment Team is deeply reluctant to make investments in companies for which fundamental outcomes are variable and difficult to forecast.

Thus, the Relative Value Investment Team is sticking with its disciplines, confident that its current strategy is bolstered by research and experience showing that relative-value portfolios tend to outperform by wide margins after periods of strong deep-value leadership. The Fund currently has a modest tilt to cyclical sectors, with a large overweight in technology and more moderate overweights in industrials and consumer sectors, relative to the benchmark. The Fund only purchased companies with very cyclically sensitive earnings if research showed they have the balance-sheet strength to see them through the downturn. The Fund also retains a significant underweight in financials. The Fund’s largest active weights versus the benchmark are a diverse array of mostly high-quality and high-yielding investments. Of course, trading off valuation, quality and momentum can lead to buying lower-quality stocks, if their valuations are sufficiently low and the Team’s research gives it confidence that an investment would be prudent.

In the view of the US Investment Grade Core Fixed-Income Team, opportunities in the credit markets are still attractive. While spreads have

ALLIANCEBERNSTEIN BALANCED SHARES •	3

tightened significantly and are returning to their long-term averages, the economic recovery continues to provide support. The US Investment Grade Core Fixed-Income Team is maintaining an overweight in higher-beta corporate issues, although it has tempered some of the Fund’s most aggressive overweights and holdings remain well diversified.

4	• ALLIANCEBERNSTEIN BALANCED SHARES

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. The investment return and principal value of an investment in the Portfolios will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Fund / Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Russell 1000 Value Index and the unmanaged Barclays Capital US Aggregate Bond Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The unmanaged Russell 1000 Index is composed of 1000 of the largest capitalized companies that are traded in the United States. The unmanaged Barclays Capital US Aggregate Bond Index covers the US dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MBS, ABS and CMBS sectors. The composite benchmark represents a 60%/40% blend of the Russell 1000 Value Index and the Barclays Capital US Aggregate Bond Index, respectively. The Lipper Mixed-Asset Target Allocation Growth Funds Average consists of funds that have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund is a “balanced” fund and must invest at least 25% of its total assets in fixed-income securities. Since the Fund invests in both equity and debt securities, it has the risk that the allocation of these investments may have a more significant effect on the Fund’s net asset value when one of these asset classes is performing more poorly than the other. The value of fixed-income securities will change as the general level of interest rates fluctuates. The Fund may invest in high-yield bonds (i.e., “junk bonds”) which involves a greater risk of default and price volatility than other bonds. Investing in below-investment grade bonds presents special risks, including credit risk. The Fund can invest in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Fund may invest in emerging market securities which may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-US) countries. In order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BALANCED SHARES •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2010	Returns
	6 Months	12 Months
AllianceBernstein Balanced Shares*
Class A	0.46%	14.25%

Class B**	0.12%	13.34%

Class C	0.12%	13.45%

Advisor Class†	0.61%	14.63%

Class R†	0.40%	14.02%

Class K†	0.55%	14.38%

Class I†	0.74%	14.88%

Composite Benchmark: 60% Russell 1000 Value Index/40% Barclays Capital US Aggregate Bond Index	2.44%	17.31%

Russell 1000 Value Index	2.32%	22.98%

Barclays Capital US Aggregate Bond Index	2.08%	8.42%

Lipper Mixed-Asset Target Allocation Growth Funds Average	0.30%	16.38%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance by 0.13% and 0.13% for the six- and 12-month periods ended May 31, 2010, respectively.

**  Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

†    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark Disclosures on page 5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN BALANCED SHARES

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2010
	NAV Returns	SEC Returns

Class A Shares
1 Year	14.25%	9.39%
5 Years	0.26%	-0.60%
10 Years	2.89%	2.44%

Class B Shares
1 Year	13.34%	9.34%
5 Years	-0.49%	-0.49%
10 Years(a)	2.28%	2.28%

Class C Shares
1 Year	13.45%	12.45%
5 Years	-0.46%	-0.46%
10 Years	2.14%	2.14%

Advisor Class Shares*
1 Year	14.63%	14.63%
5 Years	0.55%	0.55%
10 Years	3.18%	3.18%

Class R Shares*
1 Year	14.02%	14.02%
5 Years	-0.02%	-0.02%
Since Inception†	2.30%	2.30%

Class K Shares*
1 Year	14.38%	14.38%
5 Years	0.28%	0.28%
Since Inception†	0.14%	0.14%

Class I Shares*
1 Year	14.88%	14.88%
5 Years	0.64%	0.64%
Since Inception†	0.49%	0.49%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.08%, 1.85%, 1.81%, 0.79%, 1.32%, 1.02% and 0.69% for Class A, Class B, Class C, Advisor, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Class R, Class K and Class I are listed below.

†	Inception Dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

See Historical Performance disclosures on page 5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BALANCED SHARES •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2010)
SEC Returns

Class A Shares
1 Year	5.46%
5 Years	-1.15%
10 Years	2.31%

Class B Shares
1 Year	5.33%
5 Years	-1.04%
10 Years(a)	2.15%

Class C Shares
1 Year	8.37%
5 Years	-1.03%
10 Years	2.00%

Advisor Class Shares†
1 Year	10.51%
5 Years	0.00%
10 Years	3.05%

Class R Shares†
1 Year	9.80%
5 Years	-0.58%
Since Inception*	1.85%

Class K Shares†
1 Year	10.25%
5 Years	-0.29%
Since Inception*	-0.36%

Class I Shares†
1 Year	10.78%
5 Years	0.08%
Since Inception*	-0.01%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Class R, Class K and Class I are listed below.

†	Inception Dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

See Historical Performance disclosures on page 5.

8	• ALLIANCEBERNSTEIN BALANCED SHARES

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-l) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2009		Ending Account Value November 30, 2009		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,137.19	$1,020.00	$5.41	$5.11
Class B	$1,000	$1,000	$1,132.04	$1,016.14	$9.51	$9.00
Class C	$1,000	$1,000	$1,133.12	$1,016.34	$9.30	$8.80
Advisor Class	$1,000	$1,000	$1,139.34	$1,021.46	$3.86	$3.65
Class R	$1,000	$1,000	$1,135.63	$1,018.45	$7.07	$6.68
Class K	$1,000	$1,000	$1,137.65	$1,019.95	$5.47	$5.16
Class I	$1,000	$1,000	$1,140.47	$1,021.76	$3.54	$3.35
*	Expenses are equal to the classes’ annualized expense ratios of 1.11%, 1.87%, 1.84%, 0.81%, 1.35%, 1.04% and 0.61%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN BALANCED SHARES •	9

Fund Expenses

PORTFOLIO SUMMARY

May 31, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $625.3

TEN LARGEST HOLDINGS**

May 31, 2010 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
U.S. Treasury Notes	$37,881,927	6.0%
Federal National Mortgage Association	23,861,736	3.8
Exxon Mobil Corp.	18,586,008	3.0
Chevron Corp.	16,183,440	2.6
Amgen, Inc.	15,111,993	2.4
Comcast Corp. – Class A	12,337,651	2.0
BP PLC (Sponsored ADR)	11,476,240	1.8
JPMorgan Chase & Co.	11,472,263	1.8
AT&T, Inc.	11,084,445	1.8
Axis Capital Holdings Ltd.	11,065,600	1.8
	$169,061,303	27.0%

*	All data are as of May 31, 2010. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time.

**	Long-term investments.

10	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

May 31, 2010 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 64.9%
Financials – 11.6%
Capital Markets – 3.1%
BlackRock, Inc. – Class A	43,400	$7,285,992
Franklin Resources, Inc.	32,950	3,232,065
Goldman Sachs Group, Inc. (The)	28,750	4,147,475
SEI Investments Co.	93,400	1,969,806
State Street Corp.	71,900	2,744,423

		19,379,761

Commercial Banks – 0.2%
Wells Fargo & Co.	60,250	1,728,573

Diversified Financial Services – 3.0%
Bank of America Corp.	226,500	3,565,110
IntercontinentalExchange, Inc.(a)	31,050	3,605,837
JPMorgan Chase & Co.	289,850	11,472,263

		18,643,210

Insurance – 5.3%
ACE Ltd.	67,450	3,315,842
Arch Capital Group Ltd.(a)	48,100	3,536,312
Axis Capital Holdings Ltd.	364,000	11,065,600
Loews Corp.	105,350	3,424,928
RenaissanceRe Holdings Ltd.	47,900	2,589,474
Transatlantic Holdings, Inc.	55,650	2,617,220
Travelers Cos., Inc. (The)	133,250	6,591,877

		33,141,253

		72,892,797

Health Care – 10.8%
Biotechnology – 2.4%
Amgen, Inc.(a)	291,850	15,111,993

Health Care Providers & Services – 3.3%
AmerisourceBergen Corp. – Class A	54,430	1,702,570
Cardinal Health, Inc.	96,900	3,342,081
Medco Health Solutions, Inc.(a)	66,135	3,812,683
Quest Diagnostics, Inc.	45,290	2,389,048
UnitedHealth Group, Inc.	318,900	9,270,423

		20,516,805

Life Sciences Tools & Services – 0.5%
Thermo Fisher Scientific, Inc.(a)	62,350	3,245,941

Pharmaceuticals – 4.6%
Abbott Laboratories	85,150	4,049,734
Eli Lilly & Co.	107,600	3,528,204
Endo Pharmaceuticals Holdings, Inc.(a)	72,490	1,517,940
Forest Laboratories, Inc.(a)	231,350	5,987,338
Merck & Co., Inc.	167,130	5,630,610
Pfizer, Inc.	512,900	7,811,467

		28,525,293

		67,400,032

ALLIANCEBERNSTEIN BALANCED SHARES •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Energy – 10.5%
Energy Equipment & Services – 2.1%
Cameron International Corp.(a)	40,225	$1,456,145
Helmerich & Payne, Inc.	121,800	4,589,424
Noble Corp.(a)	98,820	2,872,698
Patterson-UTI Energy, Inc.	287,900	4,039,237

		12,957,504

Oil, Gas & Consumable Fuels – 8.4%
BP PLC (Sponsored ADR)	267,200	11,476,240
Chevron Corp.	219,080	16,183,440
Exxon Mobil Corp.	307,410	18,586,008
Occidental Petroleum Corp.	43,515	3,590,423
Total SA (Sponsored ADR)	57,545	2,683,323

		52,519,434

		65,476,938

Information Technology – 8.7%
Communications Equipment – 0.3%
Cisco Systems, Inc.(a)	98,350	2,277,786

Computers & Peripherals – 2.9%
EMC Corp.(a)	354,300	6,597,066
Hewlett-Packard Co.	167,100	7,688,271
Teradata Corp.(a)	121,800	3,890,292

		18,175,629

Electronic Equipment, Instruments & Components – 0.8%
Arrow Electronics, Inc.(a)	129,350	3,528,668
Avnet, Inc.(a)	50,000	1,436,000

		4,964,668

IT Services – 1.6%
Accenture PLC	38,679	1,451,236
Amdocs Ltd.(a)	99,950	2,848,575
Computer Sciences Corp.(a)	31,100	1,554,689
Hewitt Associates, Inc. – Class A(a)	64,150	2,389,588
SAIC, Inc.(a)	92,600	1,591,794

		9,835,882

Semiconductors & Semiconductor Equipment – 1.3%
KLA-Tencor Corp.	51,100	1,572,347
Texas Instruments, Inc.	261,500	6,385,830

		7,958,177

Software – 1.8%
Microsoft Corp.	153,000	3,947,400
Oracle Corp.	127,550	2,878,803
Sybase, Inc.(a)	45,450	2,923,798
Symantec Corp.(a)	100,150	1,419,126

		11,169,127

		54,381,269

12	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Shares	U.S. $ Value

Industrials – 8.3%
Aerospace & Defense – 3.6%
Goodrich Corp.	28,540	$1,980,676
Honeywell International, Inc.	179,100	7,660,107
ITT Corp.	47,450	2,290,886
L-3 Communications Holdings, Inc.	21,630	1,787,287
Raytheon Co.	114,850	6,019,289
United Technologies Corp.	40,580	2,734,280

		22,472,525

Commercial Services & Supplies – 0.2%
Cintas Corp.	43,900	1,141,400

Construction & Engineering – 1.1%
Foster Wheeler AG(a)	55,300	1,327,753
URS Corp.(a)	120,750	5,383,035

		6,710,788

Electrical Equipment – 1.9%
AMETEK, Inc.	38,000	1,542,800
Emerson Electric Co.	165,100	7,667,244
Hubbell, Inc. – Class B	70,320	2,999,148

		12,209,192

Machinery – 1.5%
Dover Corp.	170,300	7,644,767
Joy Global, Inc.	29,955	1,527,705

		9,172,472

		51,706,377

Consumer Discretionary – 6.5%
Media – 3.7%
Comcast Corp. – Class A	682,015	12,337,651
Time Warner, Inc.	231,815	7,183,947
Viacom, Inc. – Class B(a)	98,100	3,297,141

		22,818,739

Multiline Retail – 2.3%
Dollar Tree, Inc.(a)	46,550	2,913,565
Kohl’s Corp.(a)	120,505	6,115,629
Target Corp.	103,550	5,646,581

		14,675,775

Specialty Retail – 0.5%
Ross Stores, Inc.	57,500	3,013,000

		40,507,514

Telecommunication Services – 3.5%
Diversified Telecommunication Services – 3.5%
AT&T, Inc.	456,150	11,084,445
Qwest Communications International, Inc.	2,074,100	10,868,284

		21,952,729

ALLIANCEBERNSTEIN BALANCED SHARES •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Staples – 3.3%
Food Products – 1.2%
Archer-Daniels-Midland Co.	94,250	$2,381,698
ConAgra Foods, Inc.	119,315	2,885,037
General Mills, Inc.	34,450	2,453,873

		7,720,608

Household Products – 0.2%
Kimberly-Clark Corp.	24,600	1,493,220

Tobacco – 1.9%
Lorillard, Inc.	53,230	3,805,412
Philip Morris International, Inc.	177,500	7,831,300

		11,636,712

		20,850,540

Utilities – 1.1%
Gas Utilities – 0.4%
Energen Corp.	54,100	2,395,007

Multi-Utilities – 0.7%
DTE Energy Co.	62,700	2,853,477
Public Service Enterprise Group, Inc.	49,700	1,522,311

		4,375,788

		6,770,795

Materials – 0.6%
Chemicals – 0.6%
CF Industries Holdings, Inc.	54,017	3,705,026

Total Common Stocks (cost $383,469,278)		405,644,017

	Principal Amount (000)
CORPORATES - INVESTMENT GRADES – 12.2%
Industrial – 6.2%
Basic – 1.1%
Alcoa, Inc. 6.75%, 7/15/18	$265	267,441
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20	345	339,075
ArcelorMittal 6.125%, 6/01/18	325	329,751
ArcelorMittal USA, Inc. 6.50%, 4/15/14	400	423,124
BHP Billiton Finance USA Ltd. 7.25%, 3/01/16	564	659,587
Dow Chemical Co. (The) 7.375%, 11/01/29	60	64,425
7.60%, 5/15/14	365	418,144
8.55%, 5/15/19	385	456,613

14	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Eastman Chemical Co. 5.50%, 11/15/19	$133	$139,488
EI du Pont de Nemours & Co. 5.875%, 1/15/14	354	399,119
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 4/01/17	650	706,875
International Paper Co. 5.30%, 4/01/15	140	147,784
7.95%, 6/15/18	490	570,558
PPG Industries, Inc. 5.75%, 3/15/13	545	593,620
Rio Tinto Finance USA Ltd. 6.50%, 7/15/18	695	768,541
Vale Inco Ltd. 7.75%, 5/15/12	734	799,535

		7,083,680

Capital Goods – 0.5%
Holcim US Finance Sarl & Cie SCS 6.00%, 12/30/19(b)	61	64,392
Lafarge SA 6.15%, 7/15/11	629	650,933
Owens Corning 6.50%, 12/01/16	558	586,174
Republic Services, Inc. 5.25%, 11/15/21(b)	218	222,644
5.50%, 9/15/19(b)	328	346,193
Tyco International Finance SA 8.50%, 1/15/19	280	356,873
Vulcan Materials Co. 5.60%, 11/30/12	625	674,956

		2,902,165

Communications - Media – 0.8%
BSKYB Finance UK PLC 5.625%, 10/15/15(b)	480	532,812
CBS Corp. 8.875%, 5/15/19	625	765,046
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22	440	591,390
DirecTV Holdings LLC / DirecTV Financing Co., Inc. 4.75%, 10/01/14	240	253,957
News America Holdings, Inc. 9.25%, 2/01/13	150	174,675
Reed Elsevier Capital, Inc. 8.625%, 1/15/19	290	364,000
RR Donnelley & Sons Co. 5.50%, 5/15/15	680	689,670
Time Warner Entertainment Co. LP 8.375%, 3/15/23	725	906,599
WPP Finance UK 8.00%, 9/15/14	630	737,271

		5,015,420

ALLIANCEBERNSTEIN BALANCED SHARES •	15

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.7%
America Movil SAB de CV 5.00%, 3/30/20(b)	$600	$597,518
British Telecommunications PLC 5.15%, 1/15/13	625	652,267
Embarq Corp. 7.082%, 6/01/16	644	693,184
Qwest Corp.
7.50%, 10/01/14	625	657,812
7.875%, 9/01/11	85	89,038
Telecom Italia Capital SA 6.175%, 6/18/14	545	563,810
Telus Corp. 8.00%, 6/01/11	298	317,660
Verizon Communications, Inc.
4.90%, 9/15/15	380	412,194
5.25%, 4/15/13	465	506,998

		4,490,481

Consumer Cyclical - Automotive – 0.3%
Daimler Finance North America LLC
5.75%, 9/08/11	240	250,327
7.30%, 1/15/12	211	228,563
7.75%, 1/18/11	79	82,048
Harley-Davidson Funding Corp. 5.75%, 12/15/14(b)	418	431,662
Nissan Motor Acceptance Corp. 4.50%, 1/30/15(b)	456	468,784
Volvo Treasury AB 5.95%, 4/01/15(b)	497	515,567

		1,976,951

Consumer Cyclical - Entertainment – 0.2%
Time Warner, Inc.
6.875%, 5/01/12	215	234,301
7.625%, 4/15/31	600	689,850
Viacom, Inc. 5.625%, 9/15/19	535	568,409

		1,492,560

Consumer Cyclical - Retailers – 0.1%
CVS Caremark Corp. 6.60%, 3/15/19	255	289,514

Consumer Non-Cyclical – 0.9%
Ahold Finance USA LLC 6.875%, 5/01/29	535	592,632
Altria Group, Inc. 9.70%, 11/10/18	365	442,556
Baxter FinCo BV 4.75%, 10/15/10	400	406,253

16	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Bunge Ltd. Finance Corp. 5.875%, 5/15/13	$415	$444,375
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(b)	590	638,782
Campbell Soup Co. 6.75%, 2/15/11	505	526,542
Delhaize Group SA 5.875%, 2/01/14	150	166,099
Fisher Scientific International, Inc. 6.125%, 7/01/15	610	631,350
Fortune Brands, Inc.
3.00%, 6/01/12	305	308,458
4.875%, 12/01/13	355	373,504
Procter & Gamble Co. (The) 4.70%, 2/15/19	590	628,670
Universal Health Services, Inc. 7.125%, 6/30/16	410	417,525
Whirlpool Corp. 8.60%, 5/01/14	75	88,876

		5,665,622

Energy – 0.8%
Anadarko Petroleum Corp.
5.95%, 9/15/16	540	575,208
6.45%, 9/15/36	190	179,886
Baker Hughes, Inc. 6.50%, 11/15/13	300	339,536
Canadian Natural Resources Ltd. 5.15%, 2/01/13	250	267,666
Hess Corp. 8.125%, 2/15/19	195	240,650
Marathon Oil Corp. 7.50%, 2/15/19	177	206,118
Nabors Industries, Inc. 9.25%, 1/15/19	635	773,168
Noble Energy, Inc. 8.25%, 3/01/19	610	725,136
Valero Energy Corp.
6.125%, 2/01/20	452	457,350
6.875%, 4/15/12	65	70,008
Weatherford International Ltd.
5.15%, 3/15/13	325	343,109
9.625%, 3/01/19	280	342,875
Williams Cos., Inc. (The) 7.875%, 9/01/21	273	315,529

		4,836,239

Other Industrial – 0.1%
Noble Group Ltd. 6.75%, 1/29/20(b)	635	622,300

ALLIANCEBERNSTEIN BALANCED SHARES •	17

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Services – 0.1%
Western Union Co. (The) 5.93%, 10/01/16	$610	$668,202

Technology – 0.3%
Computer Sciences Corp. 5.50%, 3/15/13	465	499,989
Motorola, Inc.
6.50%, 9/01/25	535	533,804
7.50%, 5/15/25	90	94,621
Xerox Corp. 8.25%, 5/15/14	630	734,022

		1,862,436

Transportation - Airlines – 0.1%
Southwest Airlines Co. 5.25%, 10/01/14	627	655,545

Transportation - Railroads – 0.1%
CSX Corp. 5.50%, 8/01/13	280	304,408

Transportation - Services – 0.1%
Con-way, Inc. 6.70%, 5/01/34	404	389,087
Ryder System, Inc.
5.85%, 11/01/16	164	177,525
7.20%, 9/01/15	147	169,422

		736,034

		38,601,557

Financial Institutions – 4.4%
Banking – 2.0%
American Express Co.
7.25%, 5/20/14	270	306,331
8.125%, 5/20/19	615	749,039
Anz National International Ltd. 6.20%, 7/19/13(b)	375	413,175
Bank of America Corp. 4.50%, 8/01/10	595	598,411
Barclays Bank PLC 8.55%, 6/15/11(b)	705	662,700
Bear Stearns Cos. LLC (The) 5.55%, 1/22/17	1,020	1,050,713
Citigroup, Inc.
5.50%, 4/11/13	575	592,309
8.50%, 5/22/19	675	790,889
Countrywide Financial Corp. 6.25%, 5/15/16	1,278	1,314,243
Goldman Sachs Group, Inc. (The) 7.50%, 2/15/19	400	441,617
Lloyds TSB Bank PLC 4.375%, 1/12/15(b)	690	659,392

18	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Morgan Stanley 6.625%, 4/01/18	$390	$400,484
National Australia Bank Ltd. 3.75%, 3/02/15(b)	555	559,401
Nationwide Building Society 6.25%, 2/25/20(b)	605	594,019
PNC Funding Corp. 5.125%, 2/08/20	810	822,172
Sovereign Bank 5.125%, 3/15/13	785	778,307
Union Bank NA 5.95%, 5/11/16	405	427,296
Wachovia Corp. 5.50%, 5/01/13	820	887,577
Wells Fargo & Co. 5.625%, 12/11/17	335	357,943

		12,406,018

Finance – 0.5%
General Electric Capital Corp.
4.80%, 5/01/13	840	888,360
5.625%, 5/01/18	710	737,080
HSBC Finance Corp. 7.00%, 5/15/12	365	393,949
SLM Corp. Series A 5.375%, 1/15/13	815	797,088

		2,816,477

Insurance – 1.6%
Aetna, Inc. 6.00%, 6/15/16	190	212,810
Allied World Assurance Co. Holdings Ltd. 7.50%, 8/01/16	165	179,427
Assurant, Inc. 5.625%, 2/15/14	245	257,342
Berkshire Hathaway Finance Corp. 4.20%, 12/15/10	590	600,767
CIGNA Corp. 5.125%, 6/15/20	205	207,276
CNA Financial Corp. 5.85%, 12/15/14	340	350,398
Coventry Health Care, Inc.
5.95%, 3/15/17	130	128,380
6.125%, 1/15/15	55	55,335
6.30%, 8/15/14	415	439,682
Genworth Financial, Inc. 6.515%, 5/22/18	590	561,627
Guardian Life Insurance Co. of America 7.375%, 9/30/39(b)	315	345,690
Hartford Financial Services Group, Inc.
4.00%, 3/30/15	120	116,499

ALLIANCEBERNSTEIN BALANCED SHARES •	19

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

5.50%, 3/30/20	$555	$527,670
Humana, Inc.
6.30%, 8/01/18	90	94,374
6.45%, 6/01/16	65	69,095
7.20%, 6/15/18	430	476,943
Liberty Mutual Group, Inc. 5.75%, 3/15/14(b)	519	535,520
Lincoln National Corp. 8.75%, 7/01/19	172	211,626
Markel Corp. 7.125%, 9/30/19	261	284,569
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(b)	345	452,999
MetLife, Inc.
7.717%, 2/15/19	158	182,840
10.75%, 8/01/39	205	244,892
Nationwide Mutual Insurance Co. 5.81%, 12/15/24(b)	743	646,246
Principal Financial Group, Inc. 7.875%, 5/15/14	490	561,255
Prudential Financial, Inc.
5.15%, 1/15/13	520	549,629
8.875%, 6/15/38	250	265,000
UnitedHealth Group, Inc. 5.25%, 3/15/11	635	653,261
WellPoint, Inc. 5.25%, 1/15/16	425	453,027
XL Capital Ltd. 5.25%, 9/15/14	68	71,632
ZFS Finance USA Trust I 6.15%, 12/15/65(b)	500	470,000

		10,205,811

Other Finance – 0.1%
ORIX Corp. 4.71%, 4/27/15	544	504,606

REITS – 0.2%
ERP Operating LP 5.25%, 9/15/14	725	771,959
HCP, Inc. 5.95%, 9/15/11	660	687,189

		1,459,148

		27,392,060

Utility – 1.2%
Electric – 0.8%
Allegheny Energy Supply Co. LLC 5.75%, 10/15/19(b)	640	642,110
Ameren Corp. 8.875%, 5/15/14	335	383,368

20	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

FirstEnergy Corp.
Series B
6.45%, 11/15/11	$46	$48,666
Series C
7.375%, 11/15/31	395	408,090
FPL Group Capital, Inc. 6.65%, 6/15/67	700	640,500
Nisource Finance Corp. 6.80%, 1/15/19	665	735,397
Southern Co. Series A 5.30%, 1/15/12	229	243,189
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(b)	1,200	1,300,769
Teco Finance, Inc.
4.00%, 3/15/16	135	136,272
5.15%, 3/15/20	160	162,408
Union Electric Co. 6.70%, 2/01/19	60	67,756

		4,768,525

Natural Gas – 0.3%
DCP Midstream LLC 5.35%, 3/15/20(b)	181	180,944
Enterprise Products Operating LLC Series G 5.60%, 10/15/14	465	503,224
EQT Corp. 8.125%, 6/01/19	266	318,094
TransCanada PipeLines Ltd. 6.35%, 5/15/67	730	662,240
Williams Partners LP 5.25%, 3/15/20(b)	293	292,909

		1,957,411

Other Utility – 0.1%
Veolia Environnement 6.00%, 6/01/18	555	604,549

		7,330,485

Non Corporate Sectors – 0.4%
Agencies - Not Government Guaranteed – 0.4%
Gaz Capital SA for Gazprom 6.212%, 11/22/16(b)	1,265	1,230,213
Petrobras International Finance Co. 5.75%, 1/20/20	960	952,721
TransCapitalInvest Ltd. for OJSC AK Transneft 8.70%, 8/07/18(b)	690	762,450

		2,945,384

Total Corporates – Investment Grades (cost $72,109,429)		76,269,486

ALLIANCEBERNSTEIN BALANCED SHARES •	21

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 6.9%
United States – 6.9%
U.S. Treasury Bonds 4.50%, 2/15/36	$4,995	$5,255,679
U.S. Treasury Notes
2.25%, 1/31/15	1,915	1,935,197
2.375%, 8/31/14	5,080	5,187,158
2.50%, 3/31/15	19,195	19,602,894
3.375%, 11/15/19	1,465	1,474,042
3.625%, 2/15/20	9,440	9,682,636

Total Governments - Treasuries (cost $42,466,538)		43,137,606

MORTGAGE PASS-THRU’S – 5.7%
Agency Fixed Rate 30-Year – 5.0%
Federal Home Loan Mortgage Corp. Gold
Series 2005 4.50%, 10/01/35	2,936	3,019,733
5.50%, 1/01/35	3,400	3,641,621
Series 2008 6.50%, 5/01/35	791	875,444
Federal National Mortgage Association
Series 2004 6.00%, 11/01/34	2,158	2,354,260
Series 2006 5.00%, 2/01/36	4,543	4,772,501
Series 2007 4.50%, 1/01/36	2,872	2,963,420
Series 2008 5.50%, 8/01/37	9,065	9,693,840
6.00%, 3/01/37	3,765	4,077,715

		31,398,534

Agency ARMs – 0.7%
Federal Home Loan Mortgage Corp. Series 2006 5.93%, 1/01/37(c)	238	249,736
6.132%, 12/01/36(c)	217	230,383
Series 2007 6.003%, 2/01/37(c)	269	283,064
6.088%, 1/01/37(c)	137	145,169
Series 2009 3.843%, 4/01/36(d)	1,211	1,271,994
Federal National Mortgage Association Series 2007 4.667%, 3/01/34(d)	1,091	1,144,223
4.669%, 8/01/37(d)	490	517,034
5.955%, 2/01/37(c)	293	309,138

		4,150,741

Total Mortgage Pass-Thru’s (cost $33,819,161)		35,549,275

22	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 3.5%
Non-Agency Fixed Rate CMBS – 3.5%
Banc of America Commercial Mortgage, Inc. Series 2007-5, Class A4 5.492%, 2/10/51	$1,510	$1,479,071
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46	1,230	1,163,819
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 5.825%, 6/15/38	1,325	1,343,716
Greenwich Capital Commercial Funding Corp. Series 2005-GG5, Class AJ 5.301%, 4/10/37	360	296,267
Series 2007-GG11, Class A4 5.736%, 12/10/49	1,300	1,266,436
Series 2007-GG9, Class A4 5.444%, 3/10/39	1,070	1,033,991
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-CB16, Class A4 5.552%, 5/12/45	1,220	1,230,325
Series 2007-C1, Class A4 5.716%, 2/15/51	1,720	1,672,878
Series 2007-CB18, Class A4 5.44%, 6/12/47	1,735	1,680,363
Series 2007-LD11, Class A4
5.818%, 6/15/49	1,735	1,623,021
LB-UBS Commercial Mortgage Trust
Series 2006-C7, Class A3 5.347%, 11/15/38	1,020	1,017,444
Series 2007-C1, Class A4 5.424%, 2/15/40	1,700	1,649,780
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-3, Class A4 5.414%, 7/12/46	1,805	1,789,302
Series 2006-4, Class AM 5.204%, 12/12/49	435	362,360
Wachovia Bank Commercial Mortgage Trust
Series 2006-C27, Class A3 5.765%, 7/15/45	1,705	1,741,919
Series 2007-C31, Class A4 5.509%, 4/15/47	1,730	1,578,662
Series 2007-C32, Class A3 5.74%, 6/15/49	693	659,032

Total Commercial Mortgage-Backed Securities (cost $21,184,954)		21,588,386

ALLIANCEBERNSTEIN BALANCED SHARES •	23

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADES – 1.9%
Industrial – 1.0%
Basic – 0.2%
Steel Capital SA for OAO Severstal 9.75%, 7/29/13(b)	$315	$329,962
United States Steel Corp. 5.65%, 6/01/13	414	417,105
Weyerhaeuser Co. 7.375%, 3/15/32	534	520,219

		1,267,286

Capital Goods – 0.2%
Case New Holland, Inc. 7.125%, 3/01/14	125	125,000
Hanson Australia Funding Ltd. 5.25%, 3/15/13	945	912,432
Textron Financial Corp. 5.40%, 4/28/13	103	106,505

		1,143,937

Communications - Media – 0.2%
CCO Holdings LLC / CCO Holdings Capital Corp. 7.875%, 4/30/18(b)	77	75,556
8.125%, 4/30/20(b)	26	25,740
Clear Channel Communications, Inc. 5.50%, 9/15/14	840	468,300
CSC Holdings LLC 8.50%, 4/15/14(b)	245	254,800
Univision Communications, Inc. 12.00%, 7/01/14(b)	63	67,725

		892,121

Communications - Telecommunications – 0.0%
Windstream Corp. 7.875%, 11/01/17	170	160,225

Consumer Cyclical - Automotive – 0.1%
Goodyear Tire & Rubber Co. (The) 9.00%, 7/01/15	250	256,250

Consumer Cyclical - Other – 0.1%
Starwood Hotels & Resorts Worldwide, Inc. 7.875%, 5/01/12	422	447,320
Wyndham Worldwide Corp. 6.00%, 12/01/16	428	415,423

		862,743

Consumer Cyclical - Retailers – 0.1%
JC Penney Co., Inc. 5.65%, 6/01/20	435	424,125

24	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.1%
Bausch & Lomb, Inc. 9.875%, 11/01/15	$235	$239,700
HCA Inc.
7.875%, 2/15/20(b)	185	188,237
8.50%, 4/15/19(b)	65	67,925
Mylan, Inc.
7.625%, 7/15/17(b)	35	35,263
7.875%, 7/15/20(b)	185	185,231

		716,356

Energy – 0.0%
Tesoro Corp. 6.50%, 6/01/17	285	253,650

		5,976,693

Financial Institutions – 0.7%
Banking – 0.4%
BankAmerica Capital II Series 2 8.00%, 12/15/26	559	542,230
NB Capital Trust IV 8.25%, 4/15/27	485	470,450
Northern Rock Asset Management PLC 5.60%, 4/30/14(b)	2,975	420,219
RBS Capital Trust III 5.512%, 9/30/14	1,100	583,000
Regions Financial Corp. 6.375%, 5/15/12	780	786,836

		2,802,735

Brokerage – 0.0%
Lehman Brothers Holdings, Inc. 7.875%, 11/01/09(e)	845	175,337

Finance – 0.1%
American General Finance Corp. 5.85%, 6/01/13	592	520,960

Insurance – 0.2%
ING Capital Funding TR III 8.439%, 12/31/10	555	491,175
Liberty Mutual Group, Inc. 7.80%, 3/15/37(b)	520	431,600
XL Capital Ltd. Series E 6.50%, 4/15/17	355	248,500

		1,171,275

		4,670,307

ALLIANCEBERNSTEIN BALANCED SHARES •	25

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Utility – 0.2%
Electric – 0.2%
AES Corp. (The) 7.75%, 3/01/14-10/15/15	$250	$249,288
CMS Energy Corp. 8.75%, 6/15/19	205	223,712
Dynegy Holdings, Inc. 8.375%, 5/01/16	395	325,875
Edison Mission Energy 7.00%, 5/15/17	280	189,350
NRG Energy, Inc. 7.25%, 2/01/14	365	360,437
RRI Energy, Inc. 7.625%, 6/15/14	145	139,200

		1,487,862

Total Corporates - Non-Investment Grades (cost $16,698,443)		12,134,862

ASSET-BACKED SECURITIES – 0.9%
Home Equity Loans - Floating Rate – 0.5%
HSBC Home Equity Loan Trust Series 2007-1, Class M1 0.72%, 3/20/36(c)	2,680	1,215,736
Indymac Residential Asset Backed Trust Series 2006-D, Class 2A2 0.453%, 11/25/36(c)	1,098	794,450
Newcastle Mortgage Securities Trust Series 2007-1, Class 2A1 0.473%, 4/25/37(c)	1,334	950,994
Option One Mortgage Loan Trust Series 2007-2, Class M1 0.703%, 3/25/37(c)(f)	930	9,132

		2,970,312

Credit Cards - Fixed Rate – 0.3%
Capital One Multi-Asset Execution Trust Series 2008-A5, Class A5 4.85%, 2/18/14	925	955,461
Citibank Credit Card Issuance Trust Series 2009-A5, Class A5 2.25%, 12/23/14	760	769,303

		1,724,764

Home Equity Loans - Fixed Rate – 0.1%
Countrywide Asset-Backed Certificates Series 2007-S1, Class A3 5.81%, 11/25/36	1,923	881,404

Credit Cards - Floating Rate – 0.0%
Discover Card Master Trust Series 2010-A1, Class A1 0.987%, 9/15/15(c)	244	245,382

26	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Other ABS - Floating Rate – 0.0%
Petra CRE CDO Ltd. Series 2007-1A, Class C 1.443%, 2/25/47(c)(g)	$795	$3,974

Total Asset-Backed Securities (cost $10,684,730)		5,825,836

AGENCIES – 0.7%
Agency Debentures – 0.7%
Federal National Mortgage Association 6.25%, 5/15/29 (cost $4,284,427)	3,706	4,438,910

GOVERNMENTS - SOVEREIGN BONDS – 0.5%
Brazil – 0.1%
Republic of Brazil 8.25%, 1/20/34	405	521,437

Croatia – 0.1%
Republic of Croatia 6.75%, 11/05/19(b)	630	657,008

Lithuania – 0.1%
Republic of Lithuania 6.75%, 1/15/15(b)	635	651,693

Peru – 0.2%
Republic of Peru 8.75%, 11/21/33	839	1,107,480

Poland – 0.0%
Republic of Poland 6.375%, 7/15/19	100	108,575

Total Governments - Sovereign Bonds (cost $2,853,986)		3,046,193

	Shares
PREFERRED STOCKS – 0.4%
Industrial – 0.2%
Communications - Telecommunications – 0.2%
Centaur Funding Corp. 9.08%(b)	1,200	1,267,125

Utility – 0.2%
Other Utility – 0.2%
DTE Energy Trust I 7.80%	45,000	1,155,600

ALLIANCEBERNSTEIN BALANCED SHARES •	27

Portfolio of Investments

Company	Shares	U.S. $ Value

Financial Institutions – 0.0%
Finance – 0.0%
Citigroup Capital XII 8.50%	9,000	$224,100

Non Corporate Sectors – 0.0%
Agencies - Government Sponsored – 0.0%
Federal Home Loan Mortgage Corp. Series Z 8.375%	18,050	18,953
Federal National Mortgage Association 8.25%	26,650	26,383

		45,336

Total Preferred Stocks (cost $3,914,590)		2,692,161

	Principal Amount (000)
INFLATION-LINKED SECURITIES – 0.4%
United States – 0.4%
U.S. Treasury Inflation Index 3.00%, 7/15/12 (TIPS) (cost $2,151,611)	$2,070	2,197,418

CMOs – 0.3%
Agency Floating Rate – 0.3%
Fannie Mae REMICS
Series 2006-42, Class JF 0.853%, 6/25/36(c)	576	576,335
Series 2006-46, Class CF 0.763%, 6/25/36(c)	672	669,657
Series 2005-83, Class KT 0.643%, 10/25/35(c)	677	671,868

		1,917,860

Non-Agency Floating Rate – 0.0%
Countrywide Alternative Loan Trust Series 2007-OA3, Class M1 0.653%, 4/25/47(c)(f)	780	3,421

Total CMOs (cost $2,691,280)		1,921,281

QUASI-SOVEREIGNS – 0.2%
Quasi-Sovereign Bonds – 0.2%
Kazakhstan – 0.0%
KazMunaiGaz Finance Sub BV 7.00%, 5/05/20(b)	301	289,713

28	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Malaysia – 0.1%
Petronas Capital Ltd. 5.25%, 8/12/19(b)	$605	$615,857

Russia – 0.1%
RSHB Capital SA for OJSC Russian Agricultural Bank 6.299%, 5/15/17(b)	655	635,350

Total Quasi-Sovereigns (cost $1,543,043)		1,540,920

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.1%
California – 0.1%
State of California 7.625%, 3/01/40 (cost $582,034)	570	614,380

EMERGING MARKETS - CORPORATE BONDS – 0.0%
Industrial – 0.0%
Energy – 0.0%
Ecopetrol SA 7.625%, 7/23/19 (cost $217,266)	218	242,525

	Shares

SHORT-TERM INVESTMENTS – 0.7%
Investment Companies – 0.7%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.18%(h) (cost $4,210,362)	4,210,362	4,210,362

Total Investments – 99.3% (cost $602,881,132)		621,053,618
Other assets less liabilities – 0.7%		4,289,540

Net Assets – 100.0%		$625,343,158

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2010, the aggregate market value of these securities amounted to $20,388,195 or 3.3% of net assets.

(c)	Floating Rate Security. Stated interest rate was in effect at May 31, 2010.

(d)	Variable rate coupon, rate shown as of May 31, 2010.

(e)	Security is in default and is non-income producing.

(f)	Illiquid security.

ALLIANCEBERNSTEIN BALANCED SHARES •	29

Portfolio of Investments

(g)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.00% of net assets as of May 31, 2010, are considered illiquid and restricted

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Petra CRE CDO Ltd. Series 2007-1A, Class C 1.443%, 2/25/47	5/25/07	$776,862	$3,974	0.00%

(h)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of May 31, 2010, the fund’s total exposure to subprime investments was 0.62% of net assets. These investments are valued in accordance with the fund’s Valuation Policies (see Note A for additional details).

Glossary:

ABS – Asset-Backed Securities

ADR – American Depository Receipt

ARMs – Adjustable Rate Mortgages

CDO – Collateralized Debt Obligations

CMBS – Commercial Mortgage-Backed Securities

CMOs – Collateralized Mortgage Obligations

LP – Limited Partnership

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

REMIC – Real Estate Mortgage Investment Conduit

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

30	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

May 31, 2010 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $598,670,770)	$616,843,256
Affiliated issuers (cost $4,210,362)	4,210,362
Cash	52,017
Receivable for investment securities sold	5,858,231
Interest and dividends receivable	3,425,523
Receivable for capital stock sold	2,459,105
Other asset	209,584

Total assets	633,058,078

Liabilities
Payable for capital stock redeemed	3,553,833
Payable for investment securities purchased	3,335,112
Advisory fee payable	252,563
Distribution fee payable	239,081
Transfer Agent fee payable	75,737
Administrative fee payable	31,912
Accrued expenses	226,682

Total liabilities	7,714,920

Net Assets	$625,343,158

Composition of Net Assets
Capital stock, at par	$476,361
Additional paid-in capital	738,891,274
Undistributed net investment income	2,482,084
Accumulated net realized loss on investment transactions	(134,677,406)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	18,170,845

$625,343,158

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$411,021,162	30,786,686	$13.35	*

B	$90,652,876	7,243,774	$12.51

C	$76,483,092	6,075,973	$12.59

Advisor	$35,188,367	2,629,115	$13.38

R	$6,462,384	485,530	$13.31

K	$3,651,371	273,954	$13.33

I	$1,883,906	141,082	$13.35

*	The maximum offering price per share for Class A shares was $13.94 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN BALANCED SHARES •	31

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2010 (unaudited)

Investment Income
Interest	$5,853,525
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $14,842)	5,282,886
Affiliated issuers	4,920	$11,141,331

Expenses
Advisory fee (see Note B)	1,741,095
Distribution fee—Class A	678,572
Distribution fee—Class B	551,735
Distribution fee—Class C	412,401
Distribution fee—Class R	16,498
Distribution fee—Class K	4,581
Transfer agency—Class A	534,731
Transfer agency—Class B	152,811
Transfer agency—Class C	101,486
Transfer agency—Advisor Class	53,696
Transfer agency—Class R	8,579
Transfer agency—Class K	3,665
Transfer agency—Class I	195
Custodian	102,738
Printing	77,749
Registration fees	64,513
Administrative	52,412
Audit	30,751
Directors’ fees	25,084
Legal	24,692
Miscellaneous	16,257

Total expenses		4,654,241

Net investment income		6,487,090

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on investment transactions		34,237,025
Net change in unrealized appreciation/depreciation of:
Investments		(32,982,678)
Foreign currency denominated assets and liabilities		(1,641)

Net gain on investment and foreign currency transactions		1,252,706

Net Increase in Net Assets from Operations		$7,739,796

See notes to financial statements.

32	• ALLIANCEBERNSTEIN BALANCED SHARES

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2010 (unaudited)	Year Ended November 30, 2009

Increase (Decrease) in Net Assets from Operations
Net investment income	$6,487,090	$15,694,511
Net realized gain (loss) on investment transactions	34,237,025	(77,544,459)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(32,984,319)	221,914,904

Net increase in net assets from operations	7,739,796	160,064,956
Dividends to Shareholders from
Net investment income
Class A	(5,091,426)	(10,906,053)
Class B	(904,199)	(2,619,342)
Class C	(634,319)	(1,470,168)
Advisor Class	(652,593)	(1,410,239)
Class R	(60,576)	(130,574)
Class K	(38,270)	(128,205)
Class I	(26,463)	(493,163)
Capital Stock Transactions
Net decrease	(130,578,113)	(158,605,119)
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	169	62,038

Total decrease	(130,245,994)	(15,635,869)
Net Assets
Beginning of period	755,589,152	771,225,021

End of period (including undistributed net investment income of $2,482,084 and $3,402,840, respectively)	$625,343,158	$755,589,152

See notes to financial statements.

ALLIANCEBERNSTEIN BALANCED SHARES •	33

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2010 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Balanced Shares, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities

34	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer

ALLIANCEBERNSTEIN BALANCED SHARES •	35

Notes to Financial Statements

a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2010:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$405,644,017	$—	$—	$405,644,017
Corporates – Investment Grades	—	75,856,311	413,175	76,269,486
Governments – Treasuries	—	43,137,606	—	43,137,606
Mortgage Pass-Thru’s	—	35,549,275	—	35,549,275
Commercial Mortgage-Backed Securities	—	15,207,718	6,380,668	21,588,386
Corporates – Non-Investment Grades	—	12,134,862	—	12,134,862
Asset-Backed Securities	—	1,970,146	3,855,690	5,825,836
Agencies	—	4,438,910	—	4,438,910
Governments – Sovereign Bonds	—	3,046,193	—	3,046,193
Preferred Stocks	—	2,692,161	—	2,692,161
Inflation-Linked Securities	—	2,197,418	—	2,197,418
CMOs	—	1,917,860	3,421	1,921,281
Quasi-Sovereigns	—	1,540,920	—	1,540,920
Local Governments – Municipal Bonds	—	614,380	—	614,380
Emerging Markets – Corporate Bonds	—	242,525	—	242,525
Short-Term Investments	4,210,362	—	—	4,210,362

Total Investments in Securities	409,854,379	200,546,285	10,652,954	621,053,618
Other Financial Instruments*	—	—	—	—

Total	$409,854,379	$200,546,285	$10,652,954	$621,053,618

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

36	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporates - Investment Grades	Commercial Mortgage- Backed Securities	Corporates - Non-Investment Grades
Balance as of 11/30/09	$2,690,163	$3,825,123	$317,772
Accrued discounts /premiums	33	46,975	—
Realized gain (loss)	—	—	—
Change in unrealized appreciation/depreciation	(1,168)	698,116	—
Net purchases (sales)	—	—	—
Net transfers in and/or out of Level 3	(2,275,853)	1,810,454	(317,772)

Balance as of 5/31/10	$413,175	$6,380,668	$—

Net change in unrealized appreciation/depreciation from Investments held as of 5/31/10*	$(1,168)	$698,116	$—

	Asset-Backed Securities	Governments - Sovereign Bonds	CMOs
Balance as of 11/30/09	$3,664,821	$2,427,500	$58,316
Accrued discounts /premiums	264	—	16
Realized gain (loss)	145	—	706
Change in unrealized appreciation/depreciation	854,854	—	359
Net purchases (sales)	(664,394)	—	(55,976)
Net transfers in and/or out of Level 3	—	(2,427,500)	—

Balance as of 5/31/10	$3,855,690	$—	$3,421

Net change in unrealized appreciation/depreciation from Investments held as of 5/31/10*	$854,854	$—	$507

	Quasi-Sovereigns	Total
Balance as of 11/30/09	$2,486,000	$15,469,695
Accrued discounts /premiums	—	47,288
Realized gain (loss)	95,275	96,126
Change in unrealized appreciation/depreciation	(96,200)	1,455,961
Net purchases (sales)	(1,135,275)	(1,855,645)
Net transfers in and/or out of Level 3	(1,349,800)	(4,560,471)

Balance as of 5/31/10	$—	$10,652,954

Net change in unrealized appreciation/depreciation from Investments held as of 5/31/10*	$—	$1,552,309

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

ALLIANCEBERNSTEIN BALANCED SHARES •	37

Notes to Financial Statements

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

38	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .60% of the first $200 million, .50% of the next $200 million and .40% in excess of $400 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2010, such fee amounted to $52,412.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $297,753 for the six months ended May 31, 2010.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $5,297 from the sale of Class A shares and received $2,851, $19,801 and $1,883 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2010.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, an open-end management investment company

ALLIANCEBERNSTEIN BALANCED SHARES •	39

Notes to Financial Statements

managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended May 31, 2010 is as follows:

Market Value November 30, 2009 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2010 (000)	Dividend Income (000)
$ 24,643	$103,534	$123,967	$4,210	$5

Brokerage commissions paid on investment transactions for the six months ended May 31, 2010 amounted to $273,977, of which $6,192 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $2,125,377, $3,002,267, $327,454 and $212,039 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

40	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2010 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$186,969,821	$291,135,229
U.S. government securities	49,397,543	56,391,953

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$43,989,414
Gross unrealized depreciation	(25,816,928)

Net unrealized appreciation	$18,172,486

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Fund may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

ALLIANCEBERNSTEIN BALANCED SHARES •	41

Notes to Financial Statements

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Fund may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund did not engage in derivatives transactions for the six months ended May 31, 2010.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may

42	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

The Fund may enter into dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Fund. For the six months ended May 31, 2010, the Fund earned drop income of $8,670 which is included in interest income in the accompanying statement of operations.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2010 (unaudited)	Year Ended November 30, 2009	Six Months Ended May 31, 2010 (unaudited)	Year Ended November 30, 2009

Class A
Shares sold	1,793,540	4,570,762	$24,649,446	$53,286,824

Shares issued in reinvestment of dividends	341,736	857,964	4,663,109	10,019,458

Shares converted from Class B	1,499,630	2,529,323	20,503,613	30,540,226

Shares redeemed	(8,708,084)	(13,040,621)	(120,694,503)	(151,960,151)

Net decrease	(5,073,178)	(5,082,572)	$(70,878,335)	$(58,113,643)

Class B
Shares sold	97,542	460,951	$1,253,534	$4,968,544

Shares issued in reinvestment of dividends	65,023	221,588	830,982	2,418,173

Shares converted to Class A	(1,598,192)	(2,693,798)	(20,503,613)	(30,540,226)

Shares redeemed	(997,339)	(3,268,874)	(12,830,085)	(35,840,896)

Net decrease	(2,432,966)	(5,280,133)	$(31,249,182)	$(58,994,405)

ALLIANCEBERNSTEIN BALANCED SHARES •	43

Notes to Financial Statements

	Shares		Amount
	Six Months Ended May 31, 2010 (unaudited)	Year Ended November 30, 2009	Six Months Ended May 31, 2010 (unaudited)	Year Ended November 30, 2009

Class C
Shares sold	153,900	668,517	$1,996,575	$7,415,255

Shares issued in reinvestment of dividends	42,182	114,440	542,251	1,261,223

Shares redeemed	(759,996)	(1,987,907)	(9,815,512)	(21,881,703)

Net decrease	(563,914)	(1,204,950)	$(7,276,686)	$(13,205,225)

Advisor Class
Shares sold	345,509	633,400	$4,714,557	$7,497,507

Shares issued in reinvestment of dividends	46,384	117,663	633,975	1,376,725

Shares redeemed	(1,925,349)	(1,259,184)	(26,405,849)	(14,739,002)

Net decrease	(1,533,456)	(508,121)	$(21,057,317)	$(5,864,770)

Class R
Shares sold	80,864	120,378	$1,109,131	$1,411,661

Shares issued in reinvestment of dividends	4,590	11,137	62,457	129,787

Shares redeemed	(96,456)	(156,954)	(1,317,604)	(1,820,260)

Net decrease	(11,002)	(25,439)	$(146,016)	$(278,812)

Class K
Shares sold	53,386	81,445	$719,557	$952,055

Shares issued in reinvestment of dividends	2,805	11,141	38,270	128,203

Shares redeemed	(34,322)	(333,387)	(474,335)	(3,975,671)

Net increase (decrease)	21,869	(240,801)	$283,492	$(2,895,413)

Class I
Shares sold	2,939	101,243	$40,323	$1,168,877

Shares issued in reinvestment of dividends	1,940	42,623	26,462	493,161

Shares redeemed	(23,685)	(1,650,935)	(320,854)	(20,914,889)

Net decrease	(18,806)	(1,507,069)	$(254,069)	$(19,252,851)

For the six months ended May 31, 2010 and the year ended November 30, 2009, the Fund received $169 and $62,038, respectively, related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. These amounts are presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

44	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. As such, the Fund has not accrued any liability in connection with these indemnification provisions.

ALLIANCEBERNSTEIN BALANCED SHARES •	45

Notes to Financial Statements

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2010.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2010 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2009 and November 30, 2008 were as follows:

	2009		2008
Distributions paid from:
Ordinary income	$17,157,744		$29,734,963
Long-term capital gains	– 0	–	117,347,091

Total taxable distributions	17,157,744		147,082,054

Total distributions paid	$17,157,744		$147,082,054

As of November 30, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,402,843
Accumulated capital and other losses	(162,003,369	)(a)
Unrealized appreciation/(depreciation)	44,244,105	(b)

Total accumulated earnings/(deficit)	$(114,356,421)

(a)

On November 30, 2009, the Fund had a net capital loss carryforward for federal income tax purposes of $162,003,369 of which $85,220,715 expires in the year 2016 and $76,782,654 expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributed to the tax deferral of losses on wash sales.

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe

46	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement has been documented by a stipulation of settlement, which has been submitted for court approval. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

ALLIANCEBERNSTEIN BALANCED SHARES •	47

Notes to Financial Statements

NOTE J

Change of Independent Registered Public Accounting Firm

On May 5, 2010, Ernst & Young LLP (“E&Y”) was selected as the Fund’s independent registered public accounting firm for the 2010 fiscal year. A majority of the Fund’s Board of Directors, including a majority of the Independent Directors, approved the appointment of E&Y. The predecessor independent registered public accounting firm’s reports on the Fund’s financial statements for each of the years ended November 30, 2009 and 2008 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods there were no disagreements between the Fund and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

48	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended May 31, 2010 (unaudited)	Year Ended November 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 13.43	$ 11.06	$ 18.28	$ 18.29	$ 17.60	$ 16.81

Income From Investment Operations
Net investment income(a)	.14	.27	.34	.38	.34	.28
Net realized and unrealized gain (loss) on investment transactions	(.07)	2.39	(5.85)	.46	1.61	.81
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.03	.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	.07	2.66	(5.51)	.87	1.95	1.09

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.29)	(.36)	(.39)	(.32)	(.30)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(1.35)	(.49)	(.94)	– 0	–

Total dividends and distributions	(.15)	(.29)	(1.71)	(.88)	(1.26)	(.30)

Net asset value, end of period	$ 13.35	$ 13.43	$ 11.06	$ 18.28	$ 18.29	$ 17.60

Total Return
Total investment return based on net asset value(c)	.46	%*	24.43	%*	(33.06	)%*	4.82	%*	11.81%	6.55%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$411,021	$481,427	$452,619	$956,157	$972,991	$935,414
Ratio to average net assets of:
Expenses	1.11	%(d)	1.08%	.97%	.92%	.88	%(e)	1.04%
Net investment income	1.98	%(d)	2.30%	2.30%	2.10%	2.00	%(e)	1.64%
Portfolio turnover rate	33%	111%	118%	66%	52%	57%

See footnote summary on page 56.

ALLIANCEBERNSTEIN BALANCED SHARES •	49

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Six Months Ended May 31, 2010 (unaudited)	Year Ended November 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 12.59	$ 10.39	$ 17.27	$ 17.32	$ 16.74	$ 16.00

Income From Investment Operations
Net investment income(a)	.08	.17	.22	.23	.20	.15
Net realized and unrealized gain (loss) on investment transactions	(.06)	2.23	(5.51)	.43	1.52	.78
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.03	.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	.02	2.40	(5.29)	.69	1.72	.93

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.20)	(.24)	(.25)	(.20)	(.19)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(1.35)	(.49)	(.94)	– 0	–

Total dividends and distributions	(.10)	(.20)	(1.59)	(.74)	(1.14)	(.19)

Net asset value, end of period	$ 12.51	$ 12.59	$ 10.39	$ 17.27	$ 17.32	$ 16.74

Total Return
Total investment return based on net asset value(c)	.12	%*	23.41	%*	(33.56	)%*	4.06	%*	10.94%	5.82%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$90,653	$121,871	$155,339	$360,548	$478,595	$571,214
Ratio to average net assets of:
Expenses	1.87	%(d)	1.85%	1.72%	1.67%	1.62	%(e)	1.76%
Net investment income	1.22	%(d)	1.53%	1.54%	1.34%	1.24	%(e)	.90%
Portfolio turnover rate	33%	111%	118%	66%	52%	57%

See footnote summary on page 56.

50	• ALLIANCEBERNSTEIN BALANCED SHARES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended May 31, 2010 (unaudited)	Year Ended November 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 12.67	$ 10.44	$ 17.35	$ 17.40	$ 16.80	$ 16.06

Income From Investment Operations
Net investment income(a)	.08	.18	.22	.24	.21	.15
Net realized and unrealized gain (loss) on investment transactions	(.06)	2.25	(5.54)	.42	1.53	.78
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.03	.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	.02	2.43	(5.32)	.69	1.74	.93

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.20)	(.24)	(.25)	(.20)	(.19)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(1.35)	(.49)	(.94)	– 0	–

Total dividends and distributions	(.10)	(.20)	(1.59)	(.74)	(1.14)	(.19)

Net asset value, end of period	$ 12.59	$ 12.67	$ 10.44	$ 17.35	$ 17.40	$ 16.80

Total Return
Total investment return based on net asset value(c)	.12	%*	23.59	%*	(33.58	)%*	4.04	%*	11.02%	5.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$76,483	$84,098	$81,907	$168,496	$176,454	$181,746
Ratio to average net assets of:
Expenses	1.84	%(d)	1.81%	1.70%	1.66%	1.61	%(e)	1.76%
Net investment income	1.26	%(d)	1.57%	1.58%	1.36%	1.27	%(e)	.91%
Portfolio turnover rate	33%	111%	118%	66%	52%	57%

See footnote summary on page 56.

ALLIANCEBERNSTEIN BALANCED SHARES •	51

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended May 31, 2010 (unaudited)	Year Ended November 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 13.46	$ 11.08	$ 18.32	$ 18.33	$ 17.64	$ 16.84

Income From Investment Operations
Net investment income(a)	.15	.31	.39	.44	.39	.33
Net realized and unrealized gain (loss) on investment transactions	(.06)	2.39	(5.87)	.45	1.61	.82
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.03	.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	.09	2.70	(5.48)	.92	2.00	1.15

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.32)	(.41)	(.44)	(.37)	(.35)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(1.35)	(.49)	(.94)	– 0	–

Total dividends and distributions	(.17)	(.32)	(1.76)	(.93)	(1.31)	(.35)

Net asset value, end of period	$ 13.38	$ 13.46	$ 11.08	$ 18.32	$ 18.33	$ 17.64

Total Return
Total investment return based on net asset value(c)	.61	%*	24.84	%*	(32.89	)%*	5.11	%*	12.10%	6.89%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$35,188	$56,024	$51,761	$91,198	$107,657	$115,873
Ratio to average net assets of:
Expenses	.81	%(d)	.79%	.68%	.63%	.60	%(e)	.74%
Net investment income	2.25	%(d)	2.59%	2.61%	2.38%	2.28	%(e)	1.92%
Portfolio turnover rate	33%	111%	118%	66%	52%	57%

See footnote summary on page 56.

52	• ALLIANCEBERNSTEIN BALANCED SHARES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended May 31, 2010 (unaudited)	Year Ended November 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 13.38	$ 11.02	$ 18.23	$ 18.25	$ 17.58	$ 16.80

Income From Investment Operations
Net investment income(a)	.12	.24	.31	.34	.30	.24
Net realized and unrealized gain (loss) on investment transactions	(.06)	2.38	(5.85)	.43	1.58	.82
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.03	.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	.06	2.62	(5.54)	.80	1.88	1.06

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.26)	(.32)	(.33)	(.27)	(.28)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(1.35)	(.49)	(.94)	– 0	–

Total dividends and distributions	(.13)	(.26)	(1.67)	(.82)	(1.21)	(.28)

Net asset value, end of period	$ 13.31	$ 13.38	$ 11.02	$ 18.23	$ 18.25	$ 17.58

Total Return
Total investment return based on net asset value(c)	.40	%*	24.15	%*	(33.27	)%*	4.47	%*	11.37%	6.36%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,463	$6,645	$5,753	$8,432	$3,197	$1,393
Ratio to average net assets of:
Expenses	1.35	%(d)	1.32%	1.25%	1.24%	1.22	%(e)	1.33%
Net investment income	1.75	%(d)	2.06%	2.06%	1.83%	1.720	%(e)	1.39%
Portfolio turnover rate	33%	111%	118%	66%	52%	57%

See footnote summary on page 56.

ALLIANCEBERNSTEIN BALANCED SHARES •	53

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended May 31, 2010 (unaudited)	Year Ended November 30,	March 1, 2005(f) to November 30, 2005
2009	2008	2007	2006

Net asset value, beginning of period	$ 13.40	$ 11.03	$ 18.24	$ 18.28	$ 17.60	$ 17.34

Income From Investment Operations
Net investment income(a)	.14	.28	.35	.42	.65	.22
Net realized and unrealized gain (loss) on investment transactions	(.06)	2.38	(5.85)	.40	1.29	†	.24
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.03	.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	.08	2.66	(5.50)	.85	1.94	.46

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.29)	(.36)	(.40)	(.32)	(.20)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(1.35)	(.49)	(.94)	– 0	–

Total dividends and distributions	(.15)	(.29)	(1.71)	(.89)	(1.26)	(.20)

Net asset value, end of period	$ 13.33	$ 13.40	$ 11.03	$ 18.24	$ 18.28	$ 17.60

Total Return
Total investment return based on net asset value(c)	.55	%*	24.57	%*	(33.07	)%*	4.74	%*	11.74%	2.68%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,651	$3,378	$5,437	$7,715	$285	$10
Ratio to average net assets of:
Expenses	1.04	%(d)	1.02%	.97%	.93%	.91	%(e)	1.01	%(d)
Net investment income	2.07	%(d)	2.37%	2.35%	2.14%	2.15	%(e)	1.69	%(d)
Portfolio turnover rate	33%	111%	118%	66%	52%	57%

See footnote summary on page 56.

54	• ALLIANCEBERNSTEIN BALANCED SHARES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended May 31, 2010 (unaudited)	Year Ended November 30,	March 1, 2005(f) to November 30, 2005
2009	2008	2007	2006

Net asset value, beginning of period	$ 13.42	$ 11.04	$ 18.26	$ 18.27	$ 17.60	$ 17.34

Income From Investment Operations
Net investment income(a)	.17	.33	.42	.44	.39	.24
Net realized and unrealized gain (loss) on investment transactions	(.07)	2.39	(5.87)	.45	1.60	.26
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.03	.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	.10	2.72	(5.45)	.92	1.99	.50

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.34)	(.42)	(.44)	(.38)	(.24)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(1.35)	(.49)	(.94)	– 0	–

Total dividends and distributions	(.17)	(.34)	(1.77)	(.93)	(1.32)	(.24)

Net asset value, end of period	$ 13.35	$ 13.42	$ 11.04	$ 18.26	$ 18.27	$ 17.60

Total Return
Total investment return based on net asset value(c)	.74	%*	25.09	%*	(32.84	)%*	5.12	%*	12.07%	2.93%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,884	$2,146	$18,409	$2,748	$3,968	$4,128
Ratio to average net assets of:
Expenses	.61	%(d)	.69%	.62%	.60%	.59	%(e)	.81	%(d)
Net investment income	2.50	%(d)	2.69%	2.72%	2.40%	2.28	%(e)	2.41	%(d)
Portfolio turnover rate	33%	111%	118%	66%	52%	57%

See footnote summary on page 56.

ALLIANCEBERNSTEIN BALANCED SHARES •	55

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Commencement of distributions.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the six months ended May 31, 2010 and years ended November 30, 2009, November 30, 2008 and November 30, 2007 by 0.13%, 0.27%, 0.05% and 0.13%, respectively.

†	Due to the timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

See notes to financial statements.

56	• ALLIANCEBERNSTEIN BALANCED SHARES

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1)	Nancy P. Jacklin(1) Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Robert M. Keith,

President and Chief Executive Officer

Philip L. Kirstein,

Senior Vice President and Independent Compliance Officer

Frank V. Caruso(2), Vice President

Paul J. DeNoon(2), Vice President

Vincent DuPont, Vice President

Shawn E. Keegan(2), Vice President

Alison M. Martier(2), Vice President

Douglas J.  Peebles(2), Vice  President

Greg J. Wilensky(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public

Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Fund’s portfolio are made by the Balanced Shares Investment Team, comprised of senior members of the Relative Value Investment Team and senior members of the U.S. Investment Grade Core Fixed-Income Team. Mr. Frank Caruso is the investment professional responsible for the day-to-day management of the equity component of the Fund’s portfolio and Messrs. Paul DeNoon, Shawn Keegan, Douglas Peebles and Greg Wilensky and Ms. Alison Martier are the investment professionals responsible for the day-to-day management of the debt component of the Fund’s portfolio.

ALLIANCEBERNSTEIN BALANCED SHARES •	57

Board of Directors

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Balanced Shares, Inc. (the “Fund”) unanimously approved the continuance of the Advisory Agreement with the Adviser at a meeting held on May 4-6, 2010.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

58	• ALLIANCEBERNSTEIN BALANCED SHARES

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2008 and 2009 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s

ALLIANCEBERNSTEIN BALANCED SHARES •	59

shares, transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the May 2010 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with a composite index (60% Russell 1000 Value Index/40% Barclays Capital Aggregate Bond Index) (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended January 31, 2010. The directors noted that the Fund was in the 5th quintile of the Performance Group and the Performance Universe for the 1- and 5-year periods, in the 4th quintile of the Performance Group and 5th quintile of the Performance Universe for the 3-year period and in the 2nd quintile of the Performance Group and 1st quintile of the Performance Universe for the 10-year period, and that the Fund underperformed the Index in all periods reviewed. Based on their review and their discussion with the Adviser of the reasons for the Fund’s performance, the directors retained confidence in the Adviser’s ability to advise the Fund and concluded that the Fund’s performance over time had been acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee advisory rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the directors that there are no institutional products managed by it that have an investment style substantially similar to that of the Fund. The directors reviewed the relevant fee information from the Adviser’s Form ADV and noted that the Adviser charged institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Fund but which involved investments in securities of the same type that the Fund invests in (i.e., equity and fixed income securities).

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. The Adviser also

60	• ALLIANCEBERNSTEIN BALANCED SHARES

noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The information reviewed by the directors showed that, at the Fund’s current size, its contractual effective advisory fee rate of 48 basis points, plus the 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors noted that the Fund’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements would result in a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

ALLIANCEBERNSTEIN BALANCED SHARES •	61

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Balanced Shares, Inc. (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

1	It should be noted that the information in the fee summary was completed on April 21, 2010 and presented to the Board of Directors on May 4-6, 2010.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

62	• ALLIANCEBERNSTEIN BALANCED SHARES

FUND ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.3

Fund	Net Assets 03/31/10 ($MIL)	Advisory Fee Based on % of Average Daily Net Assets
Balanced Shares, Inc.	$ 737.1	60 bp on 1st $200 million
50 bp on next $200 million
40 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $98,250 (0.01% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal year:

Fund	Total Expense Ratio		Fiscal Year
Balanced Shares, Inc.	Advisor	0.79%	November 30
	Class A	1.08%
	Class B	1.85%
	Class C	1.81%
	Class R	1.32%
	Class K	1.02%
	Class I	0.69%

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting,

3	The Fund’s fee schedule was not amended in connection with the Adviser’s settlement with the NYAG in December 2003 since the Fund’s fee schedule already had lower breakpoints than the NYAG related fee schedule for AllianceBernstein Mutual Funds in the “Balanced” category.

ALLIANCEBERNSTEIN BALANCED SHARES •	63

administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund.4 However, with respect to the Fund, the Adviser represented that there is no institutional product that has a similar investment style as the Fund.

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

4	The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S. 2010. In the Jones v. Harris decision, the Supreme Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section §36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.” Jones v. Harris at 11.

64	• ALLIANCEBERNSTEIN BALANCED SHARES

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.5 Lipper’s analysis included the Fund’s ranking with respect to the proposed management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)6 at the approximate current asset level of the Fund.7

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[8]	Lipper Exp. Group Median (%)	Rank
Balanced Shares, Inc.	0.480	0.603	2/10

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU9 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

5	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 14.

6	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

7	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

8	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

9	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

ALLIANCEBERNSTEIN BALANCED SHARES •	65

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through the first three months of 2009, when equity markets declined substantially, and conversely through the remainder of 2009, when equity markets rallied the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.10

Fund	Expense Ratio (%)[11]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Balanced Shares, Inc.	1.084	1.183	3/10	1.236	12/56

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2009, relative to 2008.

10	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008. Likewise, the same fund’s net assets for fiscal year 2009 will not reflect the post March 2009 market rally.
11	Most recently completed fiscal year end Class A total expense ratio.

66	• ALLIANCEBERNSTEIN BALANCED SHARES

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments). During the Fund’s most recently completed fiscal year, ABI received from the Fund $7,634, $3,537,144 and $75,667 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $693,142 in fees from the Fund.12

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from any business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar

12	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. There was no expense offset during the Fund’s most recently completed fiscal year

ALLIANCEBERNSTEIN BALANCED SHARES •	67

third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client, including the Fund. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,13 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli14 study on advisory fees and various fund characteristics.15 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of

13	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

14	The Deli study was originally published in 2002 based on 1997 data.

15	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 14.

16	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

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the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $501 billion as of March 31, 2010, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Fund17 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)18 for the periods ended January 31, 2010.19

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	21.1	30.25	30.39	10/10	109/116
3 year	-5.33	-4.49	-3.54	7/10	81/99
5 year	0.32	1.38	1.97	8/9	71/81
10 year	3.65	1.78	1.78	2/7	8/51

17	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

18	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including or excluding a fund in a PU is somewhat different from that of an EU.

19	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN BALANCED SHARES •	69

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)20 versus its benchmark.21

	Periods Ending January 31, 2010 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Balanced Shares, Inc.	21.10	-5.33	0.32	3.65	8.86
60% Russell 1000 Value Index/ 40% Barclays Capital Aggregate Bond Index	22.45	-3.30	2.13	4.47	N/A
Russell 1000 Value Index	31.44	-10.20	-0.46	2.52	N/A
Barclays Capital U.S. Aggregate Index	8.51	6.60	5.16	6.53	N/A
Inception Date: June 8, 1932

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 2, 2010

20	The performance returns shown in the table are for the Class A shares of the Fund.

21	21 The Adviser provided Fund and benchmark performance return information for periods through January 31, 2010

70	• ALLIANCEBERNSTEIN BALANCED SHARES

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Conservative Wealth Strategy*

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy*

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio*

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Core Opportunities Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Municipal Bond Inflation Strategy California High Income Massachusetts Michigan	Minnesota National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Ibero-America Fund*

Inflation Strategies

Multi-Asset Inflation Strategy

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to December 31, 2009, Conservative Wealth Strategy was named Wealth Preservation Strategy, and Tax-Managed Conservative Wealth Strategy was named Tax-Managed Wealth Preservation Strategy. U.S. Strategic Research Portfolio was incepted on December 23, 2009. Prior to January 20, 2010, The Ibero-America Fund was named The Spain Fund. Prior to March 1, 2010, Core Opportunities Fund was named the Focused Growth & Income Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN BALANCED SHARES •	71

AllianceBernstein Family of Funds

NOTES

72	• ALLIANCEBERNSTEIN BALANCED SHARES

NOTES

ALLIANCEBERNSTEIN BALANCED SHARES •	73

NOTES

74	• ALLIANCEBERNSTEIN BALANCED SHARES

NOTES

ALLIANCEBERNSTEIN BALANCED SHARES •	75

NOTES

76	• ALLIANCEBERNSTEIN BALANCED SHARES

ALLIANCEBERNSTEIN BALANCED SHARES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

BAL-0152-0510

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Balanced Shares, Inc.

By:	/S/ ROBERT M. KEITH
Robert M. Keith
President

Date: July 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ ROBERT M. KEITH
Robert M. Keith
President

Date: July 28, 2010

By:	/S/ JOSEPH J. MANTINEO
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: July 28, 2010